SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

U.S. Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10238	52-1216347
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Lexington Avenue 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-8901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 22, 2007, U.S. Energy Systems, Inc. (the “Company”) received a NASDAQ Staff Determination notice (“May Notice”) indicating that, due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, the Company was not in compliance with the requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14). Prior to the May Notice, the Company received a NASDAQ Staff Determination notice dated April 18, 2007 in connection with the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on April 24, 2007. As a result, the Company’s securities are subject to delisting from the NASDAQ Capital Market.

In accordance with the procedures of the NASDAQ Stock Market, the Company requested a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”) to review the NASDAQ Staff Determinations. The hearing is scheduled to be held on June 7, 2007. The hearing request stayed the suspension of trading and delisting of the Company’s securities pending the Panel’s decision. There can be no assurance that the Panel will grant the Company’s request for continued listing.

The Company was unable to file its Form 10-Q for the quarter ended March 31, 2007 within the time period prescribed for such report without unreasonable effort or expense due primarily to a delay in the completion of the audit of the Company’s financial statements for the year ended December 31, 2006 to be reported in the Company’s Form 10-K. The delay in the completion of the annual audit and the Form 10-K is due to the Company’s need to restate its financial statements as previously reported in Form 10-Q for the quarter ended September 30, 2006, which restatement was filed on May 7, 2007. The completion of the 2006 audit is necessary prior to filing to ensure that the financial statements for the Form 10-Q for the quarter ended March 31, 2007 are accurately stated.

The Company intends to file its Form 10-Q for the quarter ended March 31, 2007 as soon as practicable after the preparation of the Company’s financial statements is completed.

A copy of the press release announcing the Company’s receipt of the NASDAQ Staff Determination notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of U.S. Energy Systems, Inc. dated May 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

By:	/s/ Asher E. Fogel
Asher E. Fogel
CEO and President

Dated: May 29, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of U.S. Energy Systems, Inc. dated May 29, 2007.